EXHIBIT 99.1
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               SEPARATION, RELEASE AND NON-COMPETITION AGREEMENT
               -------------------------------------------------

         THIS SEPARATION, RELEASE AND NON-COMPETITION AGREEMENT ("Agreement") is entered into as of January 28, 2005, by and between Niku Corporation (the "Company") and Mark A. Moore ("Employee") (together the "Parties").

                                R E C I T A L S
                                ---------------

         WHEREAS, Employee is employed by the Company as Executive Vice President, Products and Services.

         WHEREAS, the Parties have decided mutually to terminate Employee's employment relationship with the Company and desire to resolve, fully and finally, all outstanding matters between them; and

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties intending to be legally bound, hereby agree as follows:


                                   AGREEMENT
                                   ---------

     1. EMPLOYEE'S SEPARATION. Pursuant to this Agreement, Employee's separation from the Company shall be effective as of January 31, 2005 (the "Separation Date").

     2.  CONSIDERATION.

         a. In consideration of Employee's full waiver and release of all claims and the other agreements and covenants contained herein and provided that Employee has not exercised any revocation rights as provided in Section 4, below, the Company shall provide Employee with the following: i) $30,000, payable eight days following the Separation Date; ii) the sum that Employee would receive under the Company's Performance Compensation Program, notwithstanding the fact that Employee will not be an employee on the date required to receive the payments under such program, payable on the date that all other participants in such plan receive such funds; iii) acceleration of the exercisability of unvested options to purchase forty-four thousand two hundred and four (44,204) shares of the Company; and iv) extension of the date by which those options must be exercised from ninety (90) days from his Separation Date to one hundred and twenty (120) days from his Separation Date (collectively, the "Separation Payment").

         b. Employee acknowledges and agrees that the Company's agreement to provide the Separation Payment described above constitutes consideration beyond which he would otherwise be entitled to and, but for the mutual covenants set forth in this Agreement, the Company would not otherwise be obligated to provide.

         c. Except for the Separation Payment described above and payment for any salary, commissions and unused vacation earned on or before the Separation Date and health benefits through the Company's health plan through the Separation Date, Employee shall not be entitled to receive any other compensation or benefits of any sort including, without limitation, salary, bonuses, short-term or long-term disability benefits or any other form of compensation or benefits from the Company or any of its officers, directors, employees, agents, insurance companies, subsidiaries, successors or assigns at any time.

     3.  MUTUAL RELEASE AND WAIVER.

         a.   In consideration of the Separation Payment made pursuant to
Section 2(a) above, Employee hereby forever releases and discharges the Company and its affiliates, successors and assigns, as well as each of its past and present officers, directors, employees, agents, attorneys and shareholders (collectively, the "Released Parties"), from any and all claims, charges, complaints, liens, demands, causes of action, obligations, damages and liabilities, known or unknown, suspected or unsuspected, that Employee had, now has or may hereafter claim to have against the Released Parties arising out of or relating in any way to Employee's employment with, and termination from, the Company or otherwise relating to any of the Released Parties from the beginning of time to the effective date of this Agreement. This Release specifically extends to, without limitation, any and all claims or causes of action arising under Employee's Offer Letter as well as any claims or causes of action for wrongful termination, breach of an express or implied contract, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, fraud, misrepresentation, defamation, slander, infliction of emotional distress, disability, loss of future earnings, and any claims under any applicable state, federal or local statutes and regulations, including, but not limited to, the Civil Rights Act of 1964, as amended, the Fair Labor Standards Act, as amended, the Americans with Disabilities Act of 1990, as amended, the Rehabilitation Act of 1973, as amended, the Employee Retirement Income Security Act of 1974, as amended, the Age Discrimination in Employment Act of 1967, as amended ("ADEA"), the Family and Medical Leave Act, the California Family Rights Act, as amended and the California Fair Employment and Housing Act, as amended. Employee's release and discharge excludes all claims to vested benefits, including 401K benefits, and all claims for indemnity under law, including California Labor Code section 2802, insurance policies, Company Bylaws, and all other sources of indemnity.

         b. For the purpose of implementing a full and complete release, Employee understands and agrees that this Agreement is intended to include all claims, if any, which Employee may have and which Employee does not now know or suspect to exist in his favor against the Released Parties and this Agreement extinguishes those claims. Accordingly, Employee expressly waives all rights afforded by Section 1542 of the Civil Code of the State of California ("Section 1542"). Section 1542 states as follows:

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

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         c. In consideration of Employee's release pursuant to sections 2a and 2b above, the Company hereby forever releases and discharges the Employee and his agents, attorneys and heirs (collectively, the "Released Employee
Parties"), from any and all claims, charges, complaints, liens, demands, causes of action, obligations, damages and liabilities, known or unknown, suspected or unsuspected, that the Company had, now has or may hereafter claim to have against the Released Employee Parties arising out of or relating in any way to Employee's employment with, and termination from, the Company or otherwise relating to any of the Released Employee Parties from the beginning of time to the effective date of this Agreement. This Release specifically extends to, without limitation, any and all claims or causes of action arising under Employee's Offer Letter as well as any claims or causes of action for breach of an express or implied contract, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, fraud, misrepresentation, defamation, slander, infliction of emotional distress, loss of future earnings, and any claims under any applicable state, federal or local statutes and regulations.

         d. For the purpose of implementing a full and complete release, the Company understands and agrees that this Agreement is intended to include all claims, if any, which the Company may have and which the Company does not now know or suspect to exist in its favor against the Released Employee Parties and this Agreement extinguishes those claims. Accordingly, the Company expressly waives all rights afforded by Section 1542 of the Civil Code of the State of California ("Section 1542"). Section 1542 states as follows:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.


     4. REVIEW AND REVOCATION PERIOD. Employee acknowledges that he is waiving his rights under the ADEA and the Older Worker's Benefit Protection Act and therefore, in compliance with those statutes, acknowledges that he has twenty-one (21) calendar days after receipt of this Agreement to consider whether to sign it, and that he has been advised by the Company that he may consult with an attorney of his choosing prior to signing and returning the Agreement. Employee further acknowledges that he may change his mind and revoke

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

this Agreement at any time during the seven (7) calendar days after he signs the Agreement, in which case none of the provisions of this Agreement will have any effect. Employee acknowledges and agrees that if he wishes to revoke this Agreement, he must do so in writing, and that such revocation must be signed by Employee and received by the Company's President and Chief Executive Officer no later than 5:00 P.M. Pacific Time on the seventh (7th) calendar day after Employee has signed the Agreement. Employee acknowledges and agrees that, in the event Employee revokes this Agreement, he shall have no right to receive the Separation Payment specified herein.

     5. REPRESENTATIONS. Employee makes the following representations, each of which is an important consideration to the Company's willingness to enter into this Agreement with Employee:

         a. Employee acknowledges that the Company is not entering into this Agreement because it believes that Employee has any cognizable legal claim against the Released Parties. If Employee elects not to sign this Agreement, the fact that this Agreement was offered will not be understood as an indication that the Released Parties believed Employee was treated unlawfully in any respect.

         b. Employee acknowledges that, prior to signing this Agreement, he read and understood each and every provision in this Agreement and that he had the opportunity to consult with an attorney regarding the effect of each and every provision of this Agreement. Employee further acknowledges that he knowingly and voluntarily entered into this Agreement with complete understanding of all relevant facts, and that he was neither fraudulently induced nor coerced to enter into this Agreement.

         c. Employee represents and warrants that, as of the Separation Date, he has returned to the Company all documents, data, records, equipment and other physical property that came into his possession during his employment and which was acquired from the Company, including, without limitation any confidential or proprietary information, as defined in the Company's Confidential Information and Invention Assignment Agreement, and that any such confidential or proprietary information as came into Employee's possession during his employment with the Company and is in electronic or other intangible form and is retained other than on electronic or other systems in the possession and control of the Company has been permanently destroyed.

         d. Employee acknowledges and agrees that within fifteen (15) days of the Separation Date he will submit his final documented expense reimbursement statement reflecting all business expenses he incurred through the Separation Date, if any, for which he will seek reimbursement, with the understanding that the Company will reimburse him for these expenses pursuant to its regular business practice.

     6. COMPLIANCE WITH EXISTING AGREEMENTS AND COMPANY POLICIES. Employee hereby reaffirms his agreement to abide by the terms and conditions of the Confidential Information and Invention Assignment Agreement that he signed on July 23, 2000 and the Company's Insider Trading Policy and Code of Conduct.

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

     7. NON-DISPARAGEMENT. Employee agrees that he shall not, at any time, make, directly or indirectly, any oral or written, public or private statements that are disparaging of the Company, any of its subsidiaries, affiliates, successors or assigns, including any of its present or former officers, directors or employees. Likewise, the Company, itself and through its officers and directors, agrees that it shall not, at any time, make, directly or indirectly, any oral or written, public or private statements that are disparaging of the Employee.

     8. RESTRICTIVE COVENANTS. In consideration of the Separation Payment made pursuant to Section 2(a) above, Employee agrees to the following additional restrictive covenants:

         a. Non-Interference. Employee agrees that, for a period of twenty-three (23) months following the Separation Date, he shall not either directly or indirectly solicit, induce, recruit or encourage any of the Company's employees, consultants, vendors or suppliers to terminate their relationship with the Company, or take away such employees, consultants, vendors or suppliers, or attempt to solicit, induce, recruit, encourage or take away employees, consultants, vendors or suppliers of the Company, either for Employee or for any other person or entity.

         b. Non-Solicitation. Employee agrees that, for a period of twenty-three (23) months following the Separation Date, he shall not directly or indirectly, solicit, request, cause, induce or influence or attempt to solicit or influence any employee, consultant, customer or supplier of the Company, for which the Company has provided services in the preceding twelve
(12) months, to divert their business to any competitor of the Company (whether or not exclusive) or otherwise terminate its relationship with the Company for any purpose or no purposes.

         c. Non-Competition. Employee agrees that due to the nature of his employment with the Company, Employee has obtained confidential and proprietary information relating to the business and operations of the Company. Employee acknowledges that such information is of utmost importance to the business of the Company. Employee further acknowledges that based on Employee's unique skills, position and exposure to confidential and proprietary information of the Company, the breach or threatened breach by Employee of the provisions of this Agreement would cause irreparable harm to the Company, which harm will not be adequately and fully redressed by the payment of damages to the Company. Employee further acknowledges and agrees that the Company markets and conducts its business on an international basis. Therefore, Employee agrees that, for a period of twenty-three (23) months following the Separation Date (the "Non-Compete Period"), he shall not directly or indirectly own, manage, control, participate in, accept employment with, consult with, permit his name to be used by, render services for, or in any manner engage or have any ownership interest in any firm, corporation, partnership, proprietorship or other business or enterprise, which (i) is listed in the 2004 Gartner Magic Quadrant for project portfolio management or (ii) provides project portfolio management or IT governance functionality substantially similar to the functionality provided by the companies listed in the 2004 Gartner Magic Quadrant (the "Restricted Business"), and which, in the case of (i) or (ii), derives at least 50% of such entity's revenue from such market. Furthermore,

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

during the Non-Compete Period, if a firm, corporation, partnership, proprietorship or other business or enterprise derives revenue from the Restricted Business but such revenue represents less than 50% of such entity's total revenue, then Employee shall not manage, control, participate in, accept employment with, consult with, permit his name to be used by, render services for or in any manner manage or provide information to any group, department, branch, subsidiary or other entity that oversees or is responsible for the development of the project portfolio management or IT governance solutions of such entity. Notwithstanding the foregoing, this provision shall not prevent Employee from being a passive owner of not more than 1% of the outstanding stock of any class of a publicly traded corporation engaged in the Restricted Business, so long as Employee has no active participation in the business of such corporation.

In the event that there is any breach of any term of this Agreement by Employee, including of this Section 8, Company's obligation to make any continuing payments pursuant to this Section or Section 2 shall thereafter be terminated.

     9. CONFIDENTIAL SEPARATION. Employee shall not discuss the terms of this Agreement with any person without the written consent of the Company or its successors and assigns, except with his legal and tax advisors and members of his immediate family, or to the extent required by law.

     10. GOVERNING LAW. This Agreement and all rights, duties and remedies hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California, without reference to its choice of law rules.

     11. ARBITRATION. EXCEPT FOR AN ACTION EXCLUSIVELY SEEKING INJUNCTIVE RELIEF, ANY DISAGREEMENT, CLAIM OR CONTROVERSY ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE ARISING OUT OF EMPLOYEE'S EMPLOYMENT WITH, OR TERMINATION FROM, THE COMPANY SHALL BE SETTLED EXCLUSIVELY BY ARBITRATION BEFORE A SINGLE ARBITRATOR IN ACCORDANCE WITH THE NATIONAL RULES FOR THE RESOLUTION OF EMPLOYMENT DISPUTES OF THE AMERICAN ARBITRATION ASSOCIATION (THE "RULES"), PROVIDED THAT, THE ARBITRATOR SHALL ALLOW FOR DISCOVERY SUFFICIENT TO ADEQUATELY ARBITRATE ANY CLAIMS, INCLUDING ACCESS TO ESSENTIAL DOCUMENTS AND WITNESSES; PROVIDED FURTHER THAT, THE PARTIES WILL BE ENTITLED TO ANY AND ALL RELIEF AVAILABLE UNDER APPLICABLE LAW AND THE RULES SHALL BE MODIFIED BY THE ARBITRATOR TO THE EXTENT NECESSARY TO BE CONSISTENT WITH APPLICABLE LAW. THE ARBITRATION SHALL TAKE PLACE IN SAN MATEO COUNTY, CALIFORNIA. THE WRITTEN DECISION OF THE ARBITRATOR, WHICH SHALL INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW, SHALL BE ENFORCEABLE IN ANY COURT OF COMPETENT JURISDICTION AND SHALL BE BINDING ON THE PARTIES HERETO. THE ARBITRATOR SHALL BE ENTITLED TO AWARD REASONABLE ATTORNEYS' FEES TO THE PREVAILING PARTY IN ANY ARBITRATION OR JUDICIAL ACTION UNDER THIS AGREEMENT, CONSISTENT WITH APPLICABLE LAW. THE COMPANY AND EMPLOYEE EACH SHALL PAY ITS OR HER OWN ATTORNEYS' FEES IN ANY SUCH ARBITRATION, PROVIDED HOWEVER, THAT THE COMPANY SHALL PAY FOR ANY ADMINISTRATIVE OR FILING FEES, INCLUDING THE ARBITRATOR'S FEE, THAT EMPLOYEE WOULD NOT HAVE OTHERWISE INCURRED IF THE DISPUTE WAS ADJUDICATED IN A COURT OF LAW, RATHER THAN THROUGH ARBITRATION.

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

     12. SEVERABILITY. If any court of competent jurisdiction determines that any of the covenants and agreements contained herein, or any part thereof, is unenforceable because of the character, duration or scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable to the maximum extent permitted by applicable law.

     13. SUCCESSORS AND ASSIGNS. Employee agrees that this Agreement will be binding upon, and pass to the benefit of, the successors and assigns of the Company.

     14. AMENDMENTS. This Agreement may not be amended or modified other than by a written instrument signed by the Company and Employee.

     15. DESCRIPTIVE HEADINGS. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     16. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     17. ENTIRE AGREEMENT. Together with the Confidential Information and Invention Assignment Agreement, this Agreement sets forth the entire agreement and understanding of the Parties relating to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between the Parties hereto and neither Party shall be bound by any term or condition other than as expressly set forth or provided for in this Agreement or the Confidential Information and Invention Assignment Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.


NIKU CORPORATION                                         EMPLOYEE



By:                                                      /s/ Mark Moore
   --------------------------------                      -----------------------
   Its:                                                  Mark Moore

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